UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2022

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On February 9, 2022, the Company entered into a letter agreement (the “Restated Standstill Agreement”) with Berkshire Hathaway Inc., on behalf of itself and its Affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) (collectively, “Investor”) that amended and restated the terms and provisions of an existing letter agreement between the Company and Investor dated May 7, 2013 (the “Original Agreement”). The Restated Standstill Agreement retains the provisions of the Original Agreement, including, among other things, that Investor will not acquire beneficial ownership additional shares of common stock of the Company for as long as Investor’s beneficial ownership of the Company exceeds 25% of the Company’s then-outstanding Common Stock and to certain other provisions respecting stockholders meetings, mergers and other matters specified therein, subject in each case to certain exceptions and to the termination provisions specified in the Restated Standstill Agreement. Under the Restated Standstill Agreement, Investor also agreed that it would cause any share of voting stock that it beneficially owns in excess of 40% to be voted in accordance with the recommendation of the Company’s Board of Directors.
The foregoing summary of the provisions of the Restated Standstill Agreement is qualified in its entirety by reference to the text of the Restated Standstill Agreement, which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Restated Standstill Agreement, dated February 9, 2022, by and between DaVita Inc. and Berkshire Hathaway Inc.
104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: February 9, 2022	By:	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal and Public Affairs Officer